UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 20, 2021

Property Solutions Acquisition Corp.

(Exact name of registrant as specified in its charter)

Delaware	001-39395	84-4720320
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

654 Madison Avenue New York, NY	10065
(Address of Principal Executive Offices)	(Zip Code)

(646) 502-9845
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencements communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one share of common stock and one redeemable warrant	PSACU	The Nasdaq Stock Market LLC
Common stock, par value $0.0001 per share	PSAC	The Nasdaq Stock Market LLC
Redeemable warrants, exercisable for shares of common stock at an exercise price of $11.50 per share	PSACW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 4.02 Non-Reliance on Previously Issued Financial Statements or a Related Audit Report or Completed Interim Review.

On April 12, 2021, the staff of the Securities and Exchange Commission (the “SEC”) issued a public statement entitled “Staff Statement on Accounting and Reporting Considerations for Warrants issued by Special Purpose Acquisition Companies” (“SPACs”) (the “Statement”). In the Statement, the SEC staff expressed its view that certain terms and conditions common to SPAC warrants may require the warrants to be classified as liabilities on the SPAC’s balance sheet as opposed to equity. Since July 24, 2020 (the “IPO date”), Property Solutions Acquisition Corp. (the “Company” or “PSAC”) has accounted for its outstanding warrants to purchase common stock that were issued to PSAC's sponsor in a private placement (the “Private Warrants”) as equity within its financial statements. However, as a result of the Statement, and after discussion and evaluation, the Company has concluded that the Private Warrants should be presented as liabilities on its financial statements as of the IPO date reported at fair value with subsequent fair value re-measurement at each reporting period. The warrants issued as part of the units in the initial public offering (the "Public Warrants") will continue to be presented as equity on the balance sheet.

On May 20, 2021, the Audit Committee of the Board of Directors of the Company (the “Audit Committee”), based on the recommendation of and after consultation with management, concluded that its audited financial statements as of December 31, 2020 and for the period from February 11, 2020 (Inception) through December 31, 2020 as included in the Company’s Annual Report on Form 10-K filed with the SEC on March 31, 2021 (the “Original 10-K”), its unaudited interim financial statements as of September 30, 2020 and for the period from February 11, 2020 (Inception) through September 30, 2020 as included in the Company’s Quarterly Report on Form 10-Q filed with the SEC on November 13, 2020 and its audited balance sheet as of July 24, 2020 included in the Company’s Current Report on Form 8-K filed with the SEC on July 30, 2020 (the “Non-Reliance Periods”), should no longer be relied upon due to changes required to reclassify the Private Warrants as liabilities to align with the requirements set forth in the Statement. The Audit Committee has discussed this approach with its independent registered public accounting firm, Marcum LLP, and prepared and will file an amendment to the Original Form 10-K reflecting the reclassification of the Private Warrants for the Non-Reliance Periods.

Important Information About the Transaction and Where to Find It

On January 27, 2021, PSAC entered into an Agreement and Plan of Merger (the “Merger Agreement”) by and among PSAC, PSAC Merger Sub, Ltd., an exempted company with limited liability incorporated under the laws of the Cayman Islands and wholly-owned subsidiary of PSAC (“Merger Sub”) and FF Intelligent Mobility Global Holdings Ltd., an exempted company with limited liability incorporated under the laws of the Cayman Islands (“FF”).

Pursuant to the Merger Agreement, Merger Sub will merge with and into FF, with FF surviving the merger (the “Merger” and, together with the other transactions contemplated by the Merger Agreement, the “Transactions”). As a result of the Transactions, FF will become a wholly-owned subsidiary of PSAC, with the stockholders of FF becoming stockholders of PSAC, which will be renamed “Faraday Future Intelligent Electric, Inc.”

PSAC has filed with the SEC a registration statement on Form S-4 (the “Form S-4”), which includes a preliminary proxy statement/consent solicitation statement/prospectus in connection with the Transactions and will mail a definitive proxy statement/consent solicitation statement/prospectus and other relevant documents to its stockholders. PSAC’s stockholders and other interested persons are advised to read, when available, the preliminary proxy statement/consent solicitation statement/prospectus, and amendments thereto, and the definitive proxy statement/consent solicitation statement/prospectus in connection with PSAC’s solicitation of proxies for its stockholders’ meeting to be held to approve the Transactions because the proxy statement/consent solicitation statement/prospectus will contain important information about PSAC, FF and the Transactions. The definitive proxy statement/consent solicitation statement/prospectus will be mailed to stockholders of PSAC as of a record date to be established for voting on the Transactions. Stockholders will also be able to obtain copies of the Form S-4 and the proxy statement/consent solicitation statement/prospectus, without charge, once available, at the SEC’s website at www.sec.gov or by directing a request to Property Solutions Acquisition Corp., 654 Madison Avenue, New York, NY 10065.

Participants in the Solicitation

PSAC, FF and certain of their respective directors and officers may be deemed participants in the solicitation of proxies of PSAC’s stockholders with respect to the approval of the Transactions. PSAC and FF urge investors, stockholders and other interested persons to read, when available, the Form S-4, including the preliminary proxy statement/consent solicitation statement/prospectus and amendments thereto and the definitive proxy statement/consent solicitation statement/prospectus, as well as other documents filed with the SEC in connection with the Transactions, as these materials will contain important information about FF, PSAC and the Transactions. Information regarding PSAC’s directors and officers and a description of their interests in PSAC is contained in PSAC’s prospectus dated July 22, 2020 relating to its initial public offering. Additional information regarding the participants in the proxy solicitation, including FF’s directors and officers, and a description of their direct and indirect interests, by security holdings or otherwise, is or will be included in the Form S-4 and the definitive proxy statement/consent solicitation statement/prospectus for the Transactions when available. Each of these documents is, or will be, available at the SEC’s website or by directing a request to PSAC as described above under “Important Information About the Transaction and Where to Find It.”

Forward-Looking Statements

Certain statements in this report may be considered “forward looking statements” within the meaning of the “safe harbor” provisions of the United States Private Securities Litigation Reform Act of 1995. When used in this report, the words “estimates,” “projected,” “expects,” “anticipates,” “forecasts,” “plans,” “intends,” “believes,” “seeks,” “may,” “will,” “should,” “future,” “propose” and variations of these words or similar expressions (or the negative versions of such words or expressions) are intended to identify forward-looking statements. These forward-looking statements are not guarantees of future performance, conditions or results, and involve a number of known and unknown risks, uncertainties, assumptions and other important factors, many of which are outside PSAC’s or FF’s management’s control, that could cause actual results or outcomes to differ materially from those discussed in the forward-looking statements. Important factors, among others, that may affect actual results or outcomes include: the inability to complete the transactions contemplated by the proposed business combination; the inability to recognize the anticipated benefits of the proposed business combination, which may be affected by, among other things, the ability to meet the Nasdaq’s listing standards following the consummation of the transactions contemplated by the proposed business combination; costs related to the proposed business combination; FF’s ability to execute on its plans to develop and market its vehicles and the timing of these development programs; FF’s estimates of the size of the markets for its vehicles; the rate and degree of market acceptance of FF’s vehicles; the success of other competing manufacturers; the performance and security of FF’s vehicles; potential litigation involving PSAC or FF; the result of future financing efforts and general economic and market conditions impacting demand for FF’s products. Other factors include the possibility that the proposed transaction does not close, including due to the failure of other closing conditions. The foregoing list of factors is not exhaustive. You should carefully consider the foregoing factors and the other risks and uncertainties described in the “Risk Factors” section of PSAC’s Annual Report on Form 10-K, Quarterly Reports on Form 10-Q, the registration statement on Form S-4 and related proxy statement/consent solicitation statement/prospectus, and other documents filed by PSAC from time to time with the SEC. These filings identify and address other important risks and uncertainties that could cause actual events and results to differ materially from those contained in the forward-looking statements. Forward-looking statements speak only as of the date they are made. Readers are cautioned not to put undue reliance on forward-looking statements, and neither PSAC nor FF undertake any obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise, except as required by law.

No Offer or Solicitation

This communication is not a proxy statement or solicitation of a proxy, consent, or authorization with respect to any securities or in respect of the Transactions and shall neither constitute an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any jurisdiction in which the offer, solicitation or sale would be unlawful prior to the registration or qualification under the securities laws of any such jurisdiction.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Property Solutions Acquisition Corp.

Date: May 24, 2021	By:	/s/ Jordan Vogel
	Name:	Jordan Vogel
	Title:	Co-Chief Executive Officer

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